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                           TRANSOCEAN SEDCO FOREX INC.

                  1.5% CONVERTIBLE DEBENTURES DUE MAY 15, 2021

                                   ----------

                             UNDERWRITING AGREEMENT


                                                                     May 8, 2001


Credit Suisse First Boston Corporation (the "Underwriter")
   Eleven Madison Avenue, 19th Floor
   New York, New York 10010-3629


Ladies and Gentlemen:


         Transocean Sedco Forex Inc., a Cayman Islands exempted company (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriter an aggregate of $400,000,000 principal amount of the Company's 1.5% Convertible Debentures Due May 15, 2021, convertible into ordinary shares, par value $.01 ("Ordinary Shares"), of the Company (the "Securities").

         1. The Company represents and warrants to, and agrees with, the Underwriter that:

                  (a) The Securities will be offered and sold under a registration statement on Form S-3 (File No. 333-58604) filed with the Securities and Exchange Commission (the "Commission"); such registration statement and any post-effective amendments thereto, each in the form heretofore delivered or to be delivered to the Underwriter, have been declared effective by the Commission in such form; other than
         (i) the documents incorporated by reference in the prospectus included therein (which have heretofore been, or will be, delivered to the Underwriter), (ii) the exhibits to such registration statement and such documents and (iii) any prospectuses filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act") (which have heretofore been, or will be, delivered to the Underwriter), no document with respect to such registration statement or document incorporated by reference therein has heretofore been filed or transmitted for filing with the Commission; and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in such registration statement or filed with the Commission pursuant to Rule 424(a) under the Act, is hereinafter called a "Preliminary Prospectus"); the various parts of such registration statement, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the registration statement at the time



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         such part of the registration statement became effective but excluding
         Form T-1, each as amended at the time such part of the registration statement became effective, are hereinafter collectively called the "Registration Statement"; the prospectus relating to the Securities, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Underwriting Agreement (the "Agreement"), being hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or the Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Sections 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the Securities in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing);

                  (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter expressly for use in the Prospectus as amended or supplemented relating to the Securities;

                  (c) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and


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         warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter expressly for use in the Prospectus as amended or supplemented relating to the Securities;

                  (d) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented, except for losses or interferences that would not, individually or in the aggregate, have a material adverse effect on the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries considered as one enterprise (a "Material Adverse Effect"); and, since the respective dates as of which information is given in the Prospectus, there has not been any change in the share capital or capital stock (other than pursuant to any employee benefit plans of the Company) or increase in long-term debt of the Company or any of its subsidiaries or any change that would have a Material Adverse Effect, or any development involving a prospective change that, to the best knowledge of the Company, would reasonably be expected to have a Material Adverse Effect, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented;

                  (e) The Company has been duly incorporated and is validly existing as an exempted company in good standing under the laws of the Cayman Islands, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, except where the failure to be so qualified would not have a Material Adverse Effect; and each subsidiary of the Company listed on Exhibit A hereto has been duly organized, is validly existing and in good standing (if applicable) under the laws of its jurisdiction of organization;

                  (f) The Ordinary Shares of the Company into which the Securities are convertible will have been approved for listing on the New York Stock Exchange, subject to notice of issuance prior to the Time of Delivery (as defined in Section 4(a));

                  (g) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

                  (h) The Securities have been duly authorized and, when issued and delivered pursuant to this Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the indenture, dated April 15, 1997 (the "Original Indenture"), between Transocean Offshore Inc., the predecessor to the Company, and Texas Commerce Bank National Association (the predecessor to The Chase Manhattan Bank), as trustee (the "Trustee"), as amended and supplemented by the First Supplemental Indenture, Second Supplemental Indenture and Third Supplemental Indenture, dated April 15, 1997, May 14, 1999 and May 24, 2000, respectively, and as further amended and supplemented by the


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         Fourth Supplemental Indenture to be dated the date of the Time of
         Delivery (the "Fourth Supplemental Indenture") relating to the Securities (the Original Indenture as so amended and supplemented, the "Indenture"), under which they are to be issued; the Indenture has been duly authorized, executed and delivered by the Company and the Trustee, has been duly qualified under the Trust Indenture Act, and at the Time of Delivery will constitute a valid and legally binding instrument, enforceable in accordance with its terms, except as the enforceability thereof may be subject to the effect of any bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general principles of equity and public policy (regardless of whether enforcement is sought in a proceeding at law or in equity) and to the discretion of the court before which any proceeding may be brought; and the Securities will conform, and the Indenture conforms, in all material respects to the descriptions thereof in the Prospectus as amended or supplemented;

                  (i) When the Securities are delivered and paid for pursuant to this Agreement they will be convertible into Ordinary Shares in accordance with the terms of the Indenture; the Ordinary Shares initially issuable upon conversion of such Securities have been duly authorized and reserved for issuance upon such conversion and, when issued upon such conversion, will be validly issued, fully paid and nonassessable; the outstanding Ordinary Shares have been duly authorized and validly issued, are fully paid and nonassessable; and the shareholders of the Company have no preemptive rights with respect to the Ordinary Shares.

                  (j) The issue and sale of the Securities and the compliance by the Company with all of the provisions of the Securities, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Memorandum and Articles of Association of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, except, in each case other than with respect to such Memorandum and Articles of Association, for any such conflict, breach, violation or default which would not, individually or in the aggregate, have a Material Adverse Effect and would not impair the Company's ability to perform its obligations hereunder or under the Securities or the Indenture or have any material adverse effect upon the consummation of the transactions contemplated hereby and thereby; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement or the Indenture, except for such consents, approvals, authorizations, registrations or qualifications as (i) have been, or will have been prior to the Time of Delivery, obtained under the Act or the Trust Indenture Act or (ii) may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriter;


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                  (k) Neither the Company nor any of its subsidiaries is in
         violation of its Memorandum and Articles of Association or its Certificate of Incorporation or By-laws, as the case may be, or in default in the performance or observance of any material obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except for any such violation or default which would not, individually or in the aggregate, have a Material Adverse Effect;

                  (l) The statements set forth in the Prospectus under the captions "Description of the Debentures", "Description of Debt Securities", "Description of Share Capital" and "Description of Ordinary Shares", insofar as they purport to constitute a summary of the terms of the Securities and the Ordinary Shares, and under the captions "Cayman Islands Tax Consequences", "Certain United States Federal Income Tax Considerations", "Underwriting" and "Plan of Distribution", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair in all material respects;

                  (m) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would, individually or in the aggregate, have a Material Adverse Effect; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                  (n) The Company is not, and after giving effect to the offering and sale of the Securities, will not be, an "investment company", as such term is defined in the United States Investment Company Act of 1940, as amended (the "Investment Company Act");

                  (o) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company;

                  (p) Since the end of its latest fiscal year, the Company has timely filed all documents and amendments to previously filed documents required to be filed by it pursuant to Section 13(a), 13(c), 14 and 15(d) of the Exchange Act and the rules and regulations of the Commission thereunder;

                  (q) To the knowledge of the Company, each of Ernst & Young LLP, PricewaterhouseCoopers LLP and Arthur Andersen LLP, who have certified certain financial statements of the Company or its subsidiaries, are independent public accountants as required by the Act, and the rules and regulations of the Commission thereunder;

                  (r) Except as disclosed in the Prospectus as amended or supplemented, under current laws and regulations of the Cayman Islands and any political subdivision thereof, all interest, principal, premium, if any, and other payments due or made on the Securities and dividends and other distributions declared and payable on any Ordinary Shares issuable upon conversion thereof may be paid by the Company to the holder thereof in United States dollars that may be converted into foreign currency and freely transferred out of the Cayman Islands and all such payments made to holders thereof who are non-residents of the Cayman Islands will not be subject to income, withholding or other taxes under laws and regulations of the


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         Cayman Islands or any political subdivision or taxing authority thereof or therein and, except for the stamp duty described in the Prospectus as amended or supplemented, will otherwise be free and clear of any other tax, duty, withholding or deduction in the Cayman Islands or any political subdivision or taxing authority thereof or therein and without the necessity of obtaining any governmental authorization in the Cayman Islands or any political subdivision or taxing authority thereof or therein; and

                  (s) Prior to the date hereof, neither the Company nor any of its affiliates has taken any action which is designed to or which has constituted or which might have been expected to cause or result in stabilization or manipulation of the price of any security of the Company in connection with the offering of the Securities;

         2. Subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Underwriter, and the Underwriter agrees to purchase from the Company, at a purchase price of 98.5% of the principal amount thereof plus accrued interest from May 11, 2001 to the Time of Delivery.

         3. Upon the authorization by you of the release of the Securities, the Underwriter proposes to offer the Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

         4. (a) The Securities will be represented by one or more definitive global Securities in book-entry form which will be deposited by or on behalf of the Company with The Depository Trust Company ("DTC") or its designated custodian. The Company will deliver the Securities to the Underwriter, against payment by the Underwriter or on its behalf of the purchase price therefor by wire transfer of Federal (same-day) funds, to the account specified by the Company to the Underwriter at least forty-eight hours in advance of the Time of Delivery, by causing DTC to credit the Securities to the account of the Underwriter at DTC. The Company will cause the certificates representing the Securities to be made available to the Underwriter for checking at least twenty-four hours prior to the Time of Delivery at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on May 11, 2001 or such other time and date as the Underwriter and the Company may agree upon in writing. Such time and date are herein called the "Time of Delivery".

         (b) The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Securities and any additional documents requested by the Underwriter pursuant to Section 7(j) hereof, will be delivered at such time and date at the offices of Baker Botts L.L.P., 910 Louisiana, One Shell Plaza, Houston, Texas (the "Closing Location"), and the Securities will be delivered at the Designated Office, all at the Time of Delivery. A meeting will be held at the Closing Location at 5:00 p.m., New York City time, on the New York Business Day immediately preceding the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

         5.       The Company agrees with the Underwriter:


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                  (a) To prepare the Prospectus as amended or supplemented in relation to the Securities in a form approved by the Underwriter and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date hereof and prior to the Time of Delivery which shall be disapproved by the Underwriter promptly after reasonable notice thereof; to advise the Underwriter promptly of any such amendment or supplement after such Time of Delivery and furnish the Underwriter with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities, and during such same period to advise the Underwriter, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order;

                  (b) To promptly from time to time take such action as the Underwriter may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as the Underwriter may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities; provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

                  (c) Prior to 3:00 P.M., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriter with copies of the Prospectus as amended or supplemented in such quantities as the Underwriter may from time to time reasonably request, and if, at any time prior to the expiration of nine months after the date of the Prospectus Supplement, the delivery of a prospectus is required in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Underwriter and upon its request to file such document and to prepare and furnish without charge to the Underwriter as many copies as the Underwriter may from time to time reasonably request of


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         an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance (it being understood that (i) the Company is not required to so notify the Underwriter, if the Underwriter has previously notified the Company that it has completed its resale of the Securities purchased by it hereunder and that (ii) it would not be reasonable for the Underwriter to request any such copies if the Underwriter has completed its resale of the Securities purchased by it hereunder), and if at any time on or after the expiration of nine months after the date of the Prospectus Supplement, the Underwriter is required to deliver a prospectus in connection with the offering or sale of any of the Securities, upon the request but at the expense of the Underwriter, to prepare and furnish to the Underwriter as many copies as the Underwriter may request of an amended Prospectus or a supplemented Prospectus complying with Section 10(a)(3) of the Act;

                  (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158); and

                  (e) To not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any additional Ordinary Shares or securities convertible into or exchangeable or exercisable for any Ordinary Shares (other than the Securities), or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of the Underwriter for a period beginning at the time of execution of this Agreement and ending upon the expiration of 90 days after the date of this Agreement, except for grants of employee or director stock options, stock appreciation rights or restricted stock grants pursuant to the terms of a plan in effect on the date of this Agreement, issuances of Ordinary Shares pursuant to the exercise of such options or the exercise or conversion of any other options, warrants or convertible securities outstanding on the date of this Agreement or pursuant to a Company savings plan. Notwithstanding the preceding provisions, the Company shall be permitted to take any of the foregoing actions in connection with any merger or acquisition.

         6. The Company covenants and agrees with the Underwriter that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the issue of the Securities and all other expenses in connection with the preparation, printing and filing of the Registration Statement and the Prospectus and any amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriter and dealers; (ii) the cost of printing or producing this Agreement, the Indenture, any Blue Sky and legal investment surveys, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in
Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriter in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (iv) any fees charged by securities rating services for rating the Securities; (v) any filing fees incident to, and the fees and disbursements of counsel for the Underwriter in connection with, any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (vi) the cost of preparing the Securities; (vii) the fees and expenses


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of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities; and
(viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Underwriter will pay all of its own costs and expenses, including the fees of its counsel, transfer taxes on resale of any of the Securities by it, and any advertising expenses connected with any offers it may make.

         7. The obligations of the Underwriter hereunder shall be subject, in its discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of the Time of Delivery, true and correct, the condition that the Company shall have performed in all material respects all of its obligations hereunder theretofore to be performed, and the following additional conditions:

                  (a) The Prospectus as amended or supplemented in relation to the Securities shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Underwriter's reasonable satisfaction;

                  (b) Sullivan & Cromwell, counsel for the Underwriter, shall have furnished to you such opinion or opinions, dated the Time of Delivery, with respect to the matters covered in paragraphs (i), (ii),
         (vii), (viii) and the third to last paragraph of subsection (d) below as well as such other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

                  (c) Walkers, special Cayman Islands counsel to the Company, shall have furnished to you their written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

                           (i) The Company has been duly incorporated and is
                  validly existing as a corporation in good standing under the laws of the Cayman Islands, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus as amended or supplemented;

                           (ii) The Company has an authorized capitalization as
                  set forth in the Prospectus as amended or supplemented;

                           (iii) Each of this Agreement, the Second Supplemental
                  Indenture, the Third Supplemental Indenture and the Fourth Supplemental Indenture to the Original Indenture has been duly authorized by the Company, and assuming its due execution and delivery by the Company insofar as such matters are governed by New York law, will be duly executed and delivered by the Company;


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                           (iv) The Securities have been duly authorized by the
                  Company, and assuming their due execution and delivery by the Company insofar as such matters are governed by New York law, and further assuming their issuance and authentication in accordance with the terms of the Indenture, the Securities will be duly executed and delivered by the Company;

                           (v) The Ordinary Shares initially issuable upon
                  conversion of the Securities have been duly authorized and reserved for issuance by the Company upon such conversion and, when issued upon such conversion, will be validly issued, fully paid and nonassessable; the outstanding Ordinary Shares have been duly authorized and validly issued, are fully paid and nonassessable; and the shareholders of the Company have no preemptive rights with respect to the Ordinary Shares;

                           (vi) The issue and sale of the Securities and the
                  compliance by the Company with all of the provisions of the Securities, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated will not result in any violation of the Memorandum and Articles of Association of the Company or any statute or any order, rule or regulation of any court or governmental agency or body in the Cayman Islands having jurisdiction over the Company or any of its subsidiaries or any of their properties;

                           (vii) No consent, approval, authorization, order,
                  registration or qualification of or with any court or governmental agency or body in the Cayman Islands is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement or the Indenture; and

                           (viii) The statements set forth in the Prospectus
                  under the caption "Description of Share Capital", "Description of Ordinary Shares" and "Description of Preference Shares", insofar as they purport to constitute a summary of the terms of the Ordinary Shares and any preference shares, respectively, and "Cayman Islands Tax Consequences", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair in all material respects;

                  (d) Baker Botts L.L.P., United States counsel for the Company, shall have furnished to you their written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

                           (i) Each of the Original Indenture and the First
                  Supplemental Indenture thereto has been duly authorized, executed and delivered by Transocean Offshore Inc., a Delaware corporation; each of the Second Supplemental Indenture, the Third Supplemental Indenture and the Fourth Supplemental Indenture to the Original Indenture, assuming its due authorization, and further assuming its due execution and delivery by the Company insofar as such matters are governed by Cayman Islands law, has been duly executed and delivered by the Company; and the Indenture, assuming the due authorization, execution and delivery thereof by the trustee thereunder, further assuming the due authorization of the Second Supplemental Indenture, the Third Supplemental Indenture and the Fourth Supplemental Indenture thereto by the Company, and further assuming the due execution and delivery of the Second Supplemental Indenture, the Third Supplemental Indenture and the Fourth Supplemental Indenture thereto by the Company insofar as such matters are governed by Cayman Islands law, constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforceability thereof may be subject to the effect of any bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general principles of equity and public policy (regardless of whether enforcement is sought in a proceeding at law or in equity) and to the discretion of the court before which any proceeding may be brought;

                           (ii) The Securities have been duly authenticated and
                  issued pursuant to the Indenture, and assuming their due authorization, and further assuming their due execution and delivery by the Company insofar as such matters are governed by Cayman Islands law, have been duly executed and delivered by the Company and constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforceability thereof may be subject to the effect of any bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general principles of equity and public policy (regardless of whether enforcement is sought in a proceeding at law or in equity) and to the discretion of the court before which any proceeding may be brought; and the Securities and the Indenture conform in all material respects to the descriptions thereof in the Prospectus as amended or supplemented;

                           (iii) This Agreement, assuming its due authorization,
                  and further assuming its due execution and delivery by the Company insofar as such matters are governed by Cayman Islands law, has been duly executed and delivered by the Company;

                           (iv) When the Securities are delivered and paid for
                  pursuant to this Agreement, they will be convertible into Ordinary Shares in accordance with the terms of the Indenture;

                           (v) The issue and sale of the Securities and the
                  compliance by the Company with all of the provisions of the Securities, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument that is included as an exhibit to the Company's Annual Report on Form 10-K for the year ended December 31, 2000, nor will such actions result in any violation of any statute, rule or regulation or any order known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, except for any such conflict, breach, violation or default which would not, individually or in the aggregate, have a Material Adverse Effect and could not reasonably be expected to adversely affect the Company's ability to perform its obligations hereunder or under the Securities or the Indenture (it being understood that for purposes of this opinion, such counsel shall not be required to pass upon compliance with respect to antifraud or similar provisions of any law, rule or regulation);

                           (vi) No consent, approval, authorization, order,
                  registration or qualification of or with any court or governmental agency or body which, to the best of such counsel's knowledge, has jurisdiction over the Company or any of its subsidiaries or any of their properties is required under the laws of the State of New York or the State of Texas for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement or the Indenture, except for such consents, approvals, authorizations, registrations or qualifications as
                  (i) have been obtained under the Act and the Trust Indenture Act or (ii) may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriter;

                           (vii) The statements set forth in the Prospectus as
                  amended or supplemented under the captions "Description of the Debentures" and "Description of Debt Securities", insofar as they purport to constitute a summary of the terms of the Securities, and "Plan of Distribution", "Certain United States Federal Income Tax Considerations" and "Underwriting", insofar as they purport to constitute a summary of the provisions of the laws and documents referred to therein, are accurate in all material respects;

                           (viii) The Company is not an "investment company", as
                  such term is defined in the Investment Company Act; and

                           (ix) The Registration Statement and the Prospectus as
                  amended or supplemented and any further amendments and supplements thereto made by the Company prior to the Time of Delivery (other than the financial statements and schedules, the notes thereto and the auditors' report thereon and other financial and accounting data included or incorporated by reference therein, or omitted therefrom, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, appeared on their face to comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder.


                  In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company and representatives of and counsel for the Underwriter at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel did not independently verify such information and is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in the opinion in subsection (vii) of this Section 7(d), on the basis of the foregoing (relying as to materiality to a certain extent upon the statements of the officers and other representatives of the Company), no facts have come to such counsel's attention that would lead such counsel to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to the Time of Delivery (other than the financial statements and schedules, the notes thereto and the auditors' report thereon and other financial and accounting data included or incorporated by reference therein, or omitted therefrom, or the exhibits thereto or the Form T-1, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and schedules, the notes thereto and the auditors' report thereon and other financial and accounting data included or incorporated by reference therein, or omitted therefrom, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  In the foregoing, phrases such as "to the best of such counsel's knowledge", "known to such counsel" and those with equivalent wording shall refer to the conscious awareness of information by the lawyers who have prepared the opinion, signed the opinion or been actively involved in assisting or advising the Company in connection with the preparation of the Prospectus as amended or supplemented or related documents.

                  Such counsel may rely as to matters of Cayman Islands law upon the opinion of Walkers furnished pursuant to Section 7(c) of this Agreement. Such counsel may limit the foregoing opinions in all respects to the laws of the State of Texas and the State of New York and applicable Federal law, in each case as in effect on the date of such opinions;

                  (e) Eric B. Brown, Senior Vice President, General Counsel and Corporate Secretary of the Company, shall have furnished to you his written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

                           (i) To the best of such counsel's knowledge, neither
                  the Company nor any of its subsidiaries is in default in the performance or observance of any material obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject, except for any such defaults which would not, individually or in the aggregate, have a Material Adverse Effect;

                           (ii) To the best of such counsel's knowledge and
                  other than as set forth in the Prospectus as amended or supplemented, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would, individually or in the aggregate, have a Material Adverse Effect; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                           (iii) The issue and sale of the Securities and the
                  compliance by the Company with all of the provisions of the Securities, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel (after reasonable inquiry) to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, except for any such conflict, breach, violation or default which would not, individually or in the aggregate, have a Material Adverse Effect and would not impair the Company's ability to perform its obligations hereunder or under the Securities or the Indenture or have any material adverse effect upon the consummation of the transactions contemplated hereby and thereby; and

                           (iv) The documents incorporated by reference in the
                  Prospectus as amended or supplemented (other than the financial statements and schedules, the notes thereto and the auditors' report thereon and other financial and accounting data included or incorporated by reference therein, or omitted therefrom, as to which such counsel need express no opinion), when they were filed with the Commission appeared on their face to comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder.


                  In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company and representatives of and counsel for the Underwriter at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel did not independently verify such information and is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, on the basis of the foregoing (relying as to materiality to a certain extent upon the statements of the officers and other representatives of the Company), no facts have come to such counsel's attention that would lead such counsel to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to the Time of Delivery (other than the financial statements and schedules, the notes thereto and the auditors' report thereon and other financial and accounting data included or incorporated by reference therein, or omitted therefrom, or the exhibits thereto or the Form T-1, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and schedules, the notes thereto and the auditors' report thereon and other financial and accounting data included or incorporated by reference therein, or omitted therefrom, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of the Time of Delivery, either the Registration Statement or the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and schedules, the notes thereto and the auditors' report thereon and other financial and accounting data included or incorporated by reference therein, or omitted therefrom, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and such counsel does not know of any amendment to the Registration Statement required to be filed or any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus as amended or supplemented or required to be described in the Registration Statement or the Prospectus as amended or supplemented which are not filed or incorporated by reference or described as required;

                  Such counsel may rely as to matters of Cayman Islands law upon the opinion of Walkers furnished pursuant to Section 7(b) of this Agreement. Such counsel may limit the foregoing opinions in all respects to the laws of the State of Texas and applicable Federal law, in each case as in effect on the date of such opinions;

                  (f) On the date of the Prospectus prior to the execution of this Agreement and also at the Time of Delivery, Ernst & Young LLP, PricewaterhouseCoopers LLP and Arthur Andersen LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance agreed by you prior to the execution of this Agreement;

                  (g) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements incorporated by reference in the Prospectus as amended prior to the date hereof any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, that would, individually or in the aggregate, have a Material Adverse Effect, otherwise than as set forth or contemplated in the Prospectus as amended prior to the date hereof, and (ii) since the respective dates as of which information is given in the Prospectus as amended prior to the date hereof, there shall not have been any change in the share capital or capital stock (other than pursuant to any employee benefit plans of the Company) or increase in long-term debt of the Company or any of its subsidiaries or any change that would have a Material Adverse Effect, or any development involving a prospective change that would have a Material Adverse Effect, otherwise than as set forth or contemplated in the Prospectus as amended prior to the date hereof, the effect of which, in any such case described in clause (i) or (ii), is in the reasonable judgment of the Underwriter so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in this Agreement and in the Prospectus as amended or supplemented relating to the Securities;

                  (h) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities;

                  (i) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (iv) in the reasonable judgment of the Underwriter makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented relating to the Securities; and

                  (j) The Company shall have furnished or caused to be furnished to you at the Time of Delivery a certificate or certificates of officers of the Company satisfactory to you as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (g) of this Section and as to such other matters as you may reasonably request.

         8. (a) The Company will indemnify and hold you harmless against any losses, claims, damages or liabilities, joint or several, to which you may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus as amended or supplemented, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, and will reimburse you for any legal or other expenses reasonably incurred by you in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or the Prospectus as amended or supplemented, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by you expressly for use therein.

         (b) You will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus as amended or supplemented or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement or the Prospectus as amended or supplemented or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by you expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

         (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection, except to the extent that the indemnifying party suffers actual prejudice as a result of such failure. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

         (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then, except to the extent (but only to the extent) that the indemnifying party suffers actual prejudice as a result of any failure by the indemnified party to notify the indemnifying party of any action, proceeding or investigation as contemplated by subsection (c) of this Section 8, each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and you on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then, except to the extent (but only to the extent) that the indemnifying party suffers actual prejudice as a result of any failure by the indemnified party to notify the indemnifying party of any action, proceeding or investigation as contemplated by subsection (c) of this Section 8, each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and you on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and you on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by you. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the

Company on the one hand or you on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and you agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), you shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by you and distributed to investors were offered to investors exceeds the amount of any damages which you have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

         (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls you within the meaning of the Act; and the obligations of you under this Section 8 shall be in addition to any liability which you may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

         9. The respective indemnities, agreements, representations, warranties and other statements of the Company and you, as set forth in this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of you or any controlling person of you, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.

         10. If for any reason, the Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by you in making preparations for the purchase, sale and delivery of the Securities, but the Company shall then be under no further liability to you except as provided in Sections 6 and 8 hereof.

         11. All statements, requests, notices and agreements hereunder shall be in writing, and if to you shall be delivered or sent by mail to you at Eleven Madison Avenue, New York, New York 10010-3629, Attention: Transaction Advisory Group; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Prospectus as amended or supplemented, Attention: Secretary.

         12. This Agreement shall be binding upon, and inure solely to the benefit of, you, the Company and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company or you, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from you shall be deemed a successor or assign by reason merely of such purchase.

         13. Time shall be of the essence for this Agreement.

         14. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         15. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

         If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof for the Company plus one for each counsel, and upon the acceptance hereof by you, this letter and such acceptance hereof shall constitute a binding agreement between you and the Company.


                                       Very truly yours,


                                       Transocean Sedco Forex Inc.




                                       By: /s/ Robert L. Long
                                          -----------------------------------
                                          Name:  Robert L. Long
                                          Title: Executive Vice President and
                                                 Chief Financial Officer



Accepted as of the date hereof:


Credit Suisse First Boston Corporation





By:  /s/ Rome G. Arnold
   --------------------------
   Name:  Rome G. Arnold
   Title: Managing Director

                                                                       EXHIBIT A





COMPANY NAME                                           JURISDICTION
------------                                           ------------
Transocean Offshore Deepwater Drilling Inc.            Delaware

Transocean Offshore International Ventures Ltd.        Cayman Islands

Sedco Forex Holdings Ltd.                              British Virgin Islands

Sedco Forex International Inc.                         Panama

Transocean Holdings Inc.                               Delaware

R&B Falcon Corporation                                 Delaware

R&B Falcon Drilling (International & Deepwater) Inc.   Delaware

R&B Falcon Drilling Co.                                Oklahoma

Cliffs Drilling Company                                Delaware